UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C. 20549

                           FORM N-CSR

       CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                        INVESTMENT COMPANIES

                   1940 Act File No. 811-4421

                REGISTRATION STATEMENT UNDER THE
                 INVESTMENT COMPANY ACT OF 1940


               CO-OPERATIVE BANK INVESTMENT FUND
                   d/b/a Bank Investment Fund
       (Exact Name of Registrant as Specified in Charter)


                         75 Park Plaza
                Boston, Massachusetts 02116-3934
            (Address of Principal Executive Offices)

                         (617) 695-0415
                (Registrant's Telephone Number)


                      WILLIAM F.CASEY, JR.
                           President
                     Bank Investment Fund
                         75 Park Plaza
                Boston, Massachusetts 02116-3934
            (Name and Address of Agent for Service)


Date of fiscal year end:  12/31/2004


Date of reporting period: 12/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1under the Investment Company Act of 1940 (17 CFR270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (``OMB``) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.


Item 1. Reports to Stockholders.





BANK INVESTMENT FUND  FUND ONE
(Series 1)


BANK INVESTMENT FUND  LIQUIDITY FUND
(Series 2)


    ANNUAL REPORTS
    December 31, 2004






Item 2. Code of Ethics.

The Corporation has adopted a code of ethics that applies to the Corporation`s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report.

Item 3. Audit committee Financial Expert.

The Corporation`s Board of Directors has determined that Robert W. Terravecchia, Jr., a member of the Audit Committee of the Board, is a financial expert as defined by the Securities and Exchange Commission (the ``SEC``). Mr. Terravecchia is ``independent`` as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Account Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services by the Corporation`s principal accountant for the audit of the Corporation`s annual financial statements were $36,000 in 2003 and $38,000 in 2004.

(b) Audit Related Fees. The aggregate fees billed for the assurance and related services by the accountant that are reasonably related to the performance of the audit of the Corporation`s (Series 2) financial statements and are not reported under paragraph (a) of this Item 4 were $2,100 in 2003 and $2,100 in 2004. These services consisted of security verifications required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

(c) Tax Fees. The aggregate fees billed for professional services rendered by the accountant for tax return preparation were $4,000 in 2003 and $4,000 in 2004. These services consisted of preparation of U.S. Federal income and excise tax returns.
(d) All Other Fees. No other fees were billed by the accountant for any products and services.

Audit Committee Pre-Approval Policies and Procedures.  The
Corporation`s Audit Committee has established procedures for pre-approval of the accountant`s engagement letter for all audit, audit related tax or other non-audit, if any, services.

Auditor Independence. The Corporation`s Audit Committee considers the $4,000 annual tax return preparation fees, which were pre-approved, to be compatible with maintaining auditor`s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 10. Controls and Procedures.

(a) The Corporation`s principal executive officer and principal financial officer have evaluated the Corporation`s disclosure controls and procedures within 90 days of this filing of this report and have concluded that they are effective in ensuring that the information required to be disclosed by the registrant in its reports or statements is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no significant changes in the registrant`s internal controls or in other factors that could significantly affect these controls subsequent to the date of the last evaluation. No significant deficiencies or material weaknesses were noted that would require any corrective action.

Item 11. Exhibits.

(a)(1)     Code of Ethics referred to in Item 2

(a)(2) Certifications pursuant to Section 302 of the principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications pursuant to Section 906 of the principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.
















                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                 CO-OPERATIVE BANK INVESTMENT FUND
                     d/b/a Bank Investment Fund



By / s/William F. Casey, Jr.
   William F. Casey Jr.
   President

Date: March 9, 2005





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By / s/William F. Casey, Jr.
   William F. Casey Jr.
   President


By /s/Susan L. Ellis
   Susan L. Ellis
   Treasurer

Date: March 9, 2005








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